Exhibit 99.1

Endo Pharmaceuticals Smith Barney Citigroup Health Care Conference

Forward-Looking Statements This presentation contains forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended, that are based on management's beliefs and assumptions, current expectations, estimates and projections. These statements are subject to risks and uncertainties and, therefore, actual results may differ materially from those expressed or implied by these forward-looking statements. Forward-looking statements are not historical facts and include information regarding the Company's possible or assumed results of operations. Also, statements or expressions that are preceded by, followed by, or that include, the words "believes," "anticipates," "plans," "expects," "intends," "estimates" or similar expressions are forward-looking statements. Endo's estimated or anticipated future results, product performance or other non-historical facts are forward-looking and reflect Endo's current perspective on existing trends and information. Many of the factors that will determine the Company's future results are beyond the ability of the Company to control or predict. The reader should not rely on any forward-looking statement. The Company undertakes no obligations to update any forward-looking statements whether as a result of new information, future events or otherwise. None of the development products in the Company's pipeline have been established as safe and effective by the FDA or approved by the FDA. Several important factors, in addition to the specific factors discussed in connection with these forward-looking statements individually, could affect the future results of Endo and could cause those results to differ materially from those expressed in the forward-looking statements contained herein. Important factors that may affect future results include, but are not limited to: the Company's ability to successfully develop, commercialize and market new products; results of clinical trials on new products; competition for the business of the Company's branded and generic products, and in connection with the Company's acquisition of rights to intellectual property assets; market acceptance of the Company's future products; government regulation of the pharmaceutical industry; the Company's dependence on a small number of products; the Company's dependence on outside manufacturers for the manufacture of its products; the Company's dependence on third parties to supply raw materials and to provide services for the core aspects of its business; new regulatory action or lawsuits relating to the Company's use of narcotics in most of its core products; the Company's exposure to product liability claims and product recalls and the possibility that the Company may not be able to adequately insure itself; the Company's ability to protect its proprietary technology; the Company's ability to successfully implement its acquisition strategy; the availability of controlled substances that constitute the active ingredients of some of the Company's products and products in development; the availability of third-party reimbursement for the Company's products; the Company's dependence on sales to a limited number of large pharmacy chains and wholesale drug distributors for a large portion of its total net sales; and other risks and uncertainties detailed in Endo's Registration Statement on Form S-4 filed with the Securities and Exchange Commission on June 9, 2000, as amended, and in Endo's Registration Statement on Form S-3 dated October 17, 2001, in Endo's Registration Statement on Form S-3 filed with the SEC on July 1, 2003, and in Endo's Registration Statement on Form S-3 filed with the SEC on April 30, 2004, as amended. Readers should evaluate any statement in light of these important factors.

Endo Profile Fully integrated specialty pharma company with market leadership in pain management; expanding into complementary therapeutic areas Established portfolio of branded products including Lidoderm(r) and Percocet(r) Commercial launches of Frova(r) and DepoDur(tm) underway Promising pipeline, with 11 mid- to late-stage products Strong cash flow and no debt Experienced and incentivized management team

Growth Strategy Capitalize on established brand names and brand awareness through focused marketing, promotional and educational efforts Develop/acquire proprietary products in our therapeutic areas and generic products with significant barriers to market entry Build balanced, sustainable pipeline across development phases Strengthen position in Pain Management and drive expansion into complementary therapeutic areas such as: Neurology Perioperative Care Supportive Care Oncology

Data for 12 mos. ended 12/31/04 Pain Market: Large, Attractive Opportunity Growth Drivers Changing attitudes toward pain management Aging population Increase in number of surgical procedures/chronic pain conditions Introduction of new forms of pain medications Rx Pain Market: $19 Billion 5-Year $ CAGR: Opioid 20% Non-Opioid 14% Non-Opioid Opioid $12.6B $6.3B Source: IMS Sales Perspectives, 12/04

Targeted Sales and Marketing Lidoderm(r) and Frova(r) Direct promotion through our national sales forces Approximately 100 specialty representatives Approximately 200 office-based representatives DepoDur(tm) Approximately 70 hospital-based representatives currently targeting 1,000 of the largest surgical hospital in the U.S. Leveraging our infrastructure by adding new products

Lidoderm(r) (lidocaine 5%) Topical patch launched in 1999 covered by patents through 2015 First FDA-approved drug for the treatment of the pain of post-herpetic neuralgia (PHN), a form of neuropathic pain Provides analgesia (without anesthesia) directly to the affected nerves

11/30/1997 2/28/1998 5/31/1998 8/31/1998 11/30/1998 2/28/1999 5/31/1999 8/31/1999 12/30/1999 3/3/2000 6/3/2000 9/3/2000 12/30/2000 Prescriptions (thousands) 119 139 170 200 243 272 330 382 434 475 529 578 648 700 600 500 400 300 200 100 0 Lidoderm(r) Prescriptions '01 - '04 CAGR 76% Note: Data represents total prescriptions Source: IMS NPA, 12/04 Prescriptions (thousands) 648 119 139 170 200 243 272 330 382 434 475 529 578

2001 2002 2003 2004 2005* (in millions) 41 83 178 309 400 '01 - '04 CAGR 96% *Represents high end of company guidance of $390-$400 million Lidoderm(r) Net Sales (in millions)

Source: IMS NDTI, MAT 9/03 Lidoderm(r) Future Growth Drivers 2003 Other Neuropathies 0.91 Peripheral Neuropathies 0.186 Diabetic Neuropathy 0.177 Trigeminal Neuralgia 0.163 PHN 0.09 Carpal Tunnel Syndrome 0.019 Other Neuropathies: Peripheral Diabetic AIDS Cancer Trauma Goal is to explore possible utility in other neuropathic and chronic pain segments Neuropathic Pain Market in 2004(1) Source: IMS NDTI, Full-year 2004 PHN

(1) Source: IMS NPA (1) Source: IMS NPA Percocet(r) Franchise Percodan(r) Percocet(r) First launched in 1976 "Gold standard" in pain management Approximately 77% of prescriptions for oxycodone with acetaminophen written as "Percocet"(1) Significant generic competition Life-cycle management program to address market needs

Frova(r) Product Profile Triptan indicated for acute treatment of migraine headaches in adults Licensed North American rights from Vernalis plc on July 14, 2004 Covered by patents to 2015 Endo U.S. launch Q3 2004 Phase III development ongoing for MRM prophylaxis indication

Frova(r) Commercial Strategy Focused approach intended to fully capitalize on Frova(r)'s clinical benefits Target specialty physician audience Focus on neurologists, pain management specialists Leverage Endo's existing coverage of high prescribers Create advocacy base among thought leaders who treat patients with the most intractable migraines Implement extensive marketing, education and clinical plan to differentiate Frova(r) in the marketplace Long half-life Low recurrence rate

DepoDur(tm) Product Profile Encapsulated morphine sulfate Epidural injection with up to 48-hour extended-release delivery Intended to change the paradigm for post- surgical pain management Indicated for the treatment of pain following major surgery such as: Lower Abdominal Surgery Hip Arthroplasty Knee Arthroplasty Scheduled Caesarean Section Commercial shipments initiated December 2004

DepoDur(tm) Commercial Strategy Support launch through educational programs emphasizing: Greater patient satisfaction Single shot believed to provide steady-state pain relief post- surgically for up to 48 hours No need for in-dwelling catheter Potential to eliminate/reduce PCA Physician and nursing benefits Lack of current standard of care Conduct studies to show pharmacoeconomic benefits including: Less need for patient-controlled analgesia Direct to oral medication conversion Reduction in time, cost of materials

Selective Focus on: Generic Product Strategy Niche therapeutic areas Difficult-to-develop generics Have internally developed proprietary sustained-release technology AB-rated MS Contin, OxyContin generics Partnered with Noven Pharmaceuticals, Inc. on generic Duragesic (ANDA currently under FDA review)

Generic Oxycodone ER Favorable lower court ruling announced January 5, 2004 Appellate court hearing held November 3, 2004; decision expected in the first half of 2005 Received final FDA approval on all four strengths First-to-file status on the 10mg, 20mg and 40mg strengths (approximately two-thirds of the branded market) 2003 amendments to Waxman-Hatch Act allow for more favorable exclusivity terms Provides option to launch at-risk or wait for appellate court decision Anticipate limited competition subsequent to exclusivity period due to high barriers to entry related to controlled-release scheduled CII products

Generic Fentanyl Patch Announced agreement with Noven Pharmaceuticals, Inc. on February 26, 2004 for U.S./Canadian rights to Noven's generic Duragesic Noven's ANDA accepted for filing by the FDA in October 2003 Anticipated launch pending FDA approval of ANDA Profit-sharing arrangement

Pipeline Summary Transdermal sufentanil patch (4) Topical ketoprofen patch (4) Rapinyl(tm) (4) LidoPAIN(r) BP (3) Lidoderm(r) (other indications) Propofol IDD-D(tm) (3) Frova(r) (MRM indication) (3) In Development ANDA under Review Transdermal fentanyl patch (generic) (3) Final Approval Received on All Four Strengths Oxycodone ER (generic) (2) Approvable Letters Received Oxymorphone ER (1) and IR Status Filed (1) Co-developed (2) Subject to litigation; Purdue has appealed favorable court decision received Jan. 2004. Appellate court hearing held November 3, 2004. (3) Licensed marketing rights (4) Licensed marketing and development rights CHRONOGESIC(tm) (3)

Oral oxymorphone hydrochloride in extended (ER) and immediate (IR) release formulations Intended to treat moderate-to-severe pain IR a complementary treatment to ER for breakthrough pain Market Need Addressed: Will compete in $4.2 billion strong opioid market We believe that oxymorphone ER will provide equivalent analgesia with only half the milligram dosage of OxyContin (oxycodone extended-release) Possible twice-daily dosing Status / Upcoming Milestones: FDA "Approvable Letters" received 10/03 Additional clinical trials, required for final approval, are ongoing Description / Indications: Oxymorphone ER / IR

Extensive program in approximately 2,500 subjects, including 12 Phase II/III studies Oxymorphone ER / IR Clinical Trials Oxycodone IR and Placebo Post-Surgical Pain Oxycodone IR and Placebo Post-Surgical Pain Oxycodone CR Cancer Pain --- Morphine Sulfate ER Cancer Pain Morphine Sulfate ER, Oxycodone CR Cancer Pain Placebo Osteoarthritis Pain Oxycodone CR and Placebo Chronic Low Back Pain Oxycodone CR and Placebo Osteoarthritis Pain Placebo Post-Surgical Pain Primary Outcome p < 0.05 Comparator Indication

Oxymorphone ER FDA has accepted one clinical trial as pivotal proof of efficacy Conducting two additional clinical trials in order to file at least one additional pivotal trial 12-week double-blinded, placebo-controlled trial Chronic low back pain patient populations One trial with opioid-experienced patients One trial with opioid-naive patients Run-in period intended to address early drop-outs Currently expect to file complete response with the FDA in early 2006

Frova® Clinical Development in MRM

- Vernalis plc completed one double-blind, placebo-controlled study in Menstrually Related Migraine ("MRM") prophylaxis; three-way crossover design; 579 patients randomized
- Drug taken for six days, starting two days prior to onset of expected MRM headache
- Primary endpoint was incidence of MRM headache during the six-day period (both statistical and clinical significance achieved):
  - Placebo 67%
  - Low-dose frovatriptan (1) 52%
  - High-dose frovatriptan (1) 41%
- Results published in July 2004 *Neurology*
- Confirmatory Phase III study, being conducted by Vernalis, initiated in Q4 2004

(1) $p < 0.0001$ (vs. placebo)

See the Possibilities

ENDO PHARMACEUTICALS

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RapinylTM Oral, fast-dissolving sublingual tablet of fentanyl intended for the treatment of breakthrough cancer pain Believed to have: Fast onset of action Enhanced absorption characteristics Licensed development and marketing rights from Orexo AB in August 2004 Expect to commence Phase III clinical trials in 2005

Outlook FDA approval expected on generic Duragesic Oxycodone ER opportunity Appellate Court decision expected in the first half of 2005 Oxymorphone ER/IR trials Ongoing advancement of pipeline Acquisition/in-licensing opportunities in pain and complementary areas such as neurology, perioperative care and supportive care oncology

Summary Leader in rapidly growing pain management market Strong portfolio of established products including Lidoderm(r) Commercial launches of both Frova(r) and DepoDurTM underway Substantial pipeline of branded, patent-protected products Strong cash flow and no debt Proven, highly incentivized management team

Endo Pharmaceuticals Nasdaq: ENDP